EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 15, 2006, with respect to the consolidated financial statements of Essex Corporation, included in its Annual Report on Form 10-K for the year ended December 31, 2005.



                                                     /S/ STEGMAN & COMPANY
                                                         Stegman & Company

November 2, 2006
Baltimore, Maryland